UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 14, 2006

                        US ENERGY INITIATIVES CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


          Georgia                        333-33134                58-2267238
--------------------------------------------------------------------------------
(State  or  other  jurisdiction  (Commission  File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

          2701 North Rocky Point Drive, Suite 325, Tampa, Florida 33607
          -------------------------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (813) 287-5787

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act  (17  CFR  240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act  (17  CFR  240.13e-4(c))


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ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

On  July  14,  2006,  we  completed an offering of our $845,000 principal amount
15-month promissory note (the "Note") to Dutchess Private Equities Fund, II, L.P. (the "Investor") for aggregate gross proceeds of $650,000. The Note bears interest at a rate equal to 12% per month. On or before July 31, 2006 through November 30, 2006, we shall make payments to the Investor in an amount equal to 100% of each put from the Equity Line of Credit with the Investor given by us to the Investor under that certain Investment Agreement dated as of November 4, 2005 which we entered into with the Investor (the "Investment Agreement"). Our initial payment will be due on July 31, 2006 and all subsequent payments will be made at the closing of every put to the Investor thereafter until the Note is paid in full. Commencing on December 31, 2006, we shall make payments to the Investor in an amount equal to the greater of (i) 100% of each put to the Investor from us, or (ii) 1/12th of the outstanding balances due on this Note and any notes currently outstanding between the Company and the Investor dated March 23, 2006 and December 20, 2005. In the event that on the maturity date we have any remaining amounts unpaid on the Note, the Investor can exercise its right to increase the face amount by 10% and an additional 2.5% per month, pro rata for partial periods, as liquated damages. In addition, our obligation to repay the principal and accrued interest under the Note, as well as our $1,412,500 principal amount one-year promissory note which we issued to Dutchess Private Equities Fund, L.P. on March 23, 2006, and our $1,362,500 principal amount one-year promissory note which we issued to the Investor on December 20, 2005, is secured by all of our assets pursuant to a certain Security Agreement which we entered into on March 23, 2006.

We claim an exemption from the registration requirements of the Act for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the investors were accredited investors and/or qualified institutional buyers, the investors had access to information about the company and their investment, the investors took the securities for investment and not resale, and we took appropriate measures to restrict the transfer of the securities.

ITEM  2.03  CREATION  OF  A  DIRECT  FINANCIAL  OBLIGATION.

See  Item  1.01  above.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(a)  FINANCIAL  STATEMENTS  OF  BUSINESS  ACQUIRED.

Not  applicable.

(b)  PRO  FORMA  FINANCIAL  INFORMATION.

Not  applicable.

(c)  EXHIBITS.

Exhibit
Number                            Description
--------------  ----------------------------------------------------
10.1 Promissory Note of US Energy Initiatives Corporation dated as of March 23, 2006.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      U.S. Energy Initiatives Corporation

Date:  July  21,  2006                       /s/  Mark  Clancy
                                             -----------------------------------
                                             Mark  Clancy
                                             Chief  Executive  Officer